Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Tracy Benelli

949-754-8633

tracy.benelli@quest.com

Investor Contacts: Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS SECOND QUARTER 2012 RESULTS

Second Quarter Revenues of $215.7 Million

ALISO VIEJO, Calif., August 9, 2012 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended June 30, 2012. Total revenues were $215.7 million, a 6.3% increase compared to the prior year’s second quarter revenues of $203.0 million. Total revenues for the six months ended June 30, 2012, were $427.9 million, a 9.4% increase compared to $391.1 million for the same period in 2011. Operating margins were (12.5%) and (5.1%) for the quarter and six months ended June 30, 2012. GAAP results for the quarter and six months were impacted by costs associated with the previously announced Dell Inc. (“Dell”) transaction. For the quarter and six months ended June 30, 2011, operating margins were 5.0% and 4.0%, respectively. On a non-GAAP basis, which excludes the aforementioned Dell transaction costs and other items, operating margins were 17.1% and 16.1% for the quarter and six months ended June 30, 2012, respectively.

Cash and investments at June 30, 2012, totaled $249.6 million, a decrease of $32.8 million from the comparable balance at March 31, 2012. Cash flow from operations was ($19.2) million for the three months ended June 30, 2012. During the quarter, we paid $37.0 million in termination fees and expenses to Insight Venture Management, LLC and Vector Capital related to acceptance of the superior Dell offer.

Quest Software Reports Second Quarter 2012 Results – page 2 of 13

GAAP Results

Net loss attributable to Quest Software, Inc. for the second quarter of 2012 was ($31.4) million, or ($0.36) per fully diluted share. This compares to net income of $5.7 million, or $0.06 per share on a fully diluted basis, for the second quarter of 2011. Operating margin was (12.5%) in the second quarter of 2012 compared to 5.0% in the comparable period of 2011, resulting in an operating loss of ($27.0) million, which compares to operating income of $10.2 million for the corresponding period in 2011. Net loss attributable to Quest Software, Inc. for the six months ended June 30, 2012, was ($28.7) million or ($0.33) per fully diluted share compared to net income of $9.1 million, or $0.10 per fully diluted share for the same period in 2011.

Non-GAAP Results

On a non-GAAP basis, net income attributable to Quest Software, Inc. for the second quarter of 2012 was $26.7 million, or $0.31 per fully diluted share. This compares to non-GAAP net income of $20.1 million, or $0.22 per share on a fully diluted basis for the second quarter of 2011. The non-GAAP operating margin was 17.1% in the second quarter of 2012, resulting in non-GAAP operating income of $36.8 million, compared to non-GAAP operating margin and operating income of 13.7% and $27.8 million, respectively, for the corresponding period in 2011. For the six months ended June 30, 2012, non-GAAP net income was $49.5 million, or $0.58 per fully diluted share. This compares to non-GAAP net income of $38.8 million, or $0.42 per fully diluted share, for the six months ended June 30, 2011. The non-GAAP operating margin was 16.1% for the six months ended June 30, 2012, resulting in non-GAAP operating income of $69.0 million, compared to non-GAAP operating margin and operating income of 13.2% and $51.8 million, respectively, in the comparable period of 2011.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, costs directly associated with the company’s pending merger transaction, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses

Quest Software Reports Second Quarter 2012 Results – page 3 of 13 non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Change in Consolidated Statement of Cash Flows Presentation

We maintain positions in certain foreign currencies which may at times create unrealized gains or losses. Unrealized foreign currency gains/losses should be presented as an adjustment to reconcile net income to net cash provided by operating activities in our consolidated statement of cash flows. Effective during the third quarter of 2011, we presented such unrealized foreign currency gains/losses in our consolidated statement of cash flows. This change impacts our cash flow presentation and does not impact earnings or cash balances. Management has concluded that the change of presentation is not material to any periods affected. We have adjusted previously reported consolidated statements of cash flows to conform to the current year presentation.

Correction of a Tax Error Related to Prior Periods

During March 2012, we discovered an error in the historical Australian income tax returns of our wholly-owned subsidiary, Quest Software Pty. Ltd., related to an incorrectly claimed research and development benefit that resulted in a cumulative liability including income tax, interest and penalties of $14.5 million. The error impacts multiple prior periods back to the year ended December 31, 1999. We have concluded that this error has not caused a material misstatement within any previously issued consolidated financial statement for any period. However, if the cumulative effect of the income taxes, interest and penalties were to be included solely within the first quarter of 2012, it would be material to that quarter’s results. Thus, after considering Staff Accounting Bulletin Release No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, we have corrected the Consolidated Financial Statements for the fiscal years ended December 31, 2011, 2010, and 2009 in our Current Report on Form 8-K filed with the SEC on May 10, 2012, which prior to the corrections were filed previously with Quest’s Annual Report on Form 10-K for the period ended December 31, 2011. We have presented the corrected consolidated balance sheet as of December 31, 2011, the corrected statement of operations for the three months and six months ended June 30, 2011, and the corrected statement of cash flows for the three months and six months ended June 30, 2011.

Quest Software Reports Second Quarter 2012 Results – page 4 of 13

Pending Merger Transaction

On June 30, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dell Inc., a Delaware corporation (“Dell”), and Diamond Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Dell, pursuant to which Dell will acquire, subject to certain exceptions, all of the outstanding shares of the Company’s common stock for a purchase price of $28.00 per share in cash. In connection with entering into the Merger Agreement, the Company and affiliates of Insight Venture Management, LLC (“Insight”) and Vector Capital (together with Insight, the “Buyout Group”) agreed to terminate the previously announced Agreement and Plan of Merger, dated March 8, 2012, as amended on June 19, 2012 (the “Prior Merger Agreement”), among the Company and the Buyout Group. The termination of the Prior Merger Agreement became effective on June 30, 2012.

The merger is currently expected to close in the third quarter of this year, and is subject to customary closing conditions as well as approval and adoption of the Merger Agreement by the Company’s stockholders. No assurance can be given that the merger will be completed.

Additional Information about the Pending Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the pending merger of the Company with a subsidiary of Dell. In connection with the pending transaction, the Company has filed a preliminary proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”), and intends to file a definitive proxy statement and other relevant materials. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the pending transaction and related matters. BEFORE MAKING ANY VOTING DECISION, QUEST SOFTWARE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PENDING TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Quest Software with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Quest Software by contacting Quest Software’s Investor Relations by telephone at (949) 754-8000, or by mail at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656, Attention: Investor Relations, or by going to Quest Software’s Investor Relations page on its corporate web site at www.quest.com.

Quest Software Reports Second Quarter 2012 Results – page 5 of 13

Participants in the Solicitation

Quest Software and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quest Software in connection with the pending merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is included in Quest Software’s amended Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

About Quest Software, Inc.

Established in 1987, Quest Software (Nasdaq: QSFT) provides simple and innovative IT management solutions that enable more than 100,000 global customers to save time and money across physical and virtual environments. Quest products solve complex IT challenges ranging from database management, data protection, identity and access management, monitoring, user workspace management to Windows management.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (a) the risk that Quest Software’s business could be disrupted as a result of uncertainty related to its recently announced merger agreement with Dell (the “Merger”); (b) the inability to complete the Merger in the timeframe or manner currently anticipated, or at all, as a result of several factors, including, among other things, the failure of one or more of the merger agreement’s closing conditions, litigation relating to the Merger, or the failure to obtain stockholder approval of the Merger; (c) the requirement in the merger agreement that we secure Dell’s consent prior to engaging in certain actions during the pendency of the Merger, (d) the risk that this requirement will prevent us from pursuing opportunities or otherwise taking actions that we might otherwise have; (e) the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; (f) competitive conditions in Quest Software’s various product areas; (g) rapid technological change; (h) risks associated with the development and market acceptance of new products and product strategies; (i) disruptions caused by acquisitions of companies and/or technologies; (j) fluctuating currency exchange rates and risks associated with international operations; (k) the need to attract and retain qualified employees; (l) risks associated with Quest Software’s ongoing patent litigation; and (m) other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2011, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and any subsequently filed reports, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports Second Quarter 2012 Results – page 6 of 13

Social Networks:

Twitter

Facebook

LinkedIn

Quest TV

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

Quest TV: http://www.quest.com/tv/

Quest Software Reports Second Quarter 2012 Results – page 7 of 13

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
Revenues:
Licenses	$71,752	$77,632	$141,735	$144,367
Services	143,950	125,338	286,162	246,760

Total revenues	215,702	202,970	427,897	391,127
Cost of revenues:
Licenses	2,786	2,550	5,669	4,334
Services	24,650	22,634	48,652	43,600
Amortization of purchased technology	7,296	5,249	14,264	9,899

Total cost of revenues	34,732	30,433	68,585	57,833

Gross profit	180,970	172,537	359,312	333,294
Operating expenses:
Sales and marketing	87,277	86,983	173,239	168,713
Research and development	45,461	43,117	91,835	84,840
General and administrative	24,258	28,078	51,085	56,271
Amortization of other purchased intangible assets	4,551	4,198	12,842	7,945
Transaction fees - pending merger	46,426	—	52,061	—

Total operating expenses	207,973	162,376	381,062	317,769

Income (loss) from operations	(27,003)	10,161	(21,750)	15,525
Other (expense) income, net	(2,400)	122	(3,274)	1,279

Income (loss) before income tax provision	(29,403)	10,283	(25,024)	16,804
Income tax provision	2,102	4,565	3,880	7,716

Net income (loss)	(31,505)	5,718	(28,904)	9,088
Net loss attributable to noncontrolling interest	114	—	181	—

Net income (loss) attributable to Quest Software, Inc.	$(31,391)	$5,718	$(28,723)	$9,088

Net income (loss) per share attributable to Quest Software, Inc. stockholders:
Basic	$(0.37)	$0.06	$(0.34)	$0.10

Diluted	$(0.36)	$0.06	$(0.33)	$0.10

Weighted–average common shares outstanding:
Basic	84,368	88,320	83,896	90,301
Diluted	86,769	90,363	85,987	92,742

Quest Software Reports Second Quarter 2012 Results – page 8 of 13

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, costs directly associated with the company’s pending merger transaction, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Second Quarter 2012 Results – page 9 of 13

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Litigation costs arising from our patent litigations are excluded because they are non-recurring.

•

Adjustment to the value of redeemable noncontrolling interest to the redemption amount is excluded as the Company believes it is not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to this adjustment.

•	Costs directly associated with the Company’s pending merger transaction are excluded as such costs are non-recurring.

•	Retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Second Quarter 2012 Results – page 10 of 13

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
GAAP total cost of revenues	$34,732	$30,433	$68,585	$57,833
Amortization of purchased technology	(7,296)	(5,249)	(14,264)	(9,899)
Stock-based compensation expense	(217)	(238)	(450)	(554)
Acquisition related costs	(7)	—	(7)	—
Retention bonus and severance costs	—	(29)	—	(29)

Non-GAAP total cost of revenues	$27,212	$24,917	$53,864	$47,351

GAAP gross profit	$180,970	$172,537	$359,312	$333,294
Amortization of purchased technology	7,296	5,249	14,264	9,899
Stock-based compensation expense	217	238	450	554
Acquisition related costs	7	—	7	—
Retention bonus and severance costs	—	29	—	29

Non-GAAP gross profit	$188,490	$178,053	$374,033	$343,776

GAAP income (loss) from operations	$(27,003)	$10,161	$(21,750)	$15,525
Amortization of purchased technology	7,296	5,249	14,264	9,899
Amortization of other purchased intangible assets	4,551	4,198	12,842	7,945
Stock-based compensation expense	5,191	5,493	11,275	12,906
Pending merger transaction costs	46,426	—	52,061	—
Patent infringement litigation costs	158	1,400	316	1,769
Acquisition related costs	228	448	(6)	1,255
Retention bonus and severance costs	(52)	896	(48)	2,473

Non-GAAP income from operations	$36,795	$27,845	$68,954	$51,772

GAAP net income (loss) attributable to Quest Software, Inc.	$(31,391)	$5,718	$(28,723)	$9,088
Amortization of purchased technology	7,296	5,249	14,264	9,899
Amortization of other purchased intangible assets	4,551	4,198	12,842	7,945
Stock-based compensation expense	5,191	5,493	11,275	12,906
Pending merger transaction costs	46,426	—	52,061	—
Patent infringement litigation costs	158	1,400	316	1,769
Acquisition related costs	228	448	(6)	1,255
Retention bonus and severance costs	(52)	896	(48)	2,473
Other income	362	(9)	362	(9)
Tax effect of these adjustments	(5,902)	(3,343)	(12,505)	(6,557)
Net loss attributable to noncontrolling interest	(132)	—	(350)	—

Non-GAAP net income attributable to Quest Software, Inc.	$26,735	$20,050	$49,488	$38,769

GAAP net income (loss) per basic share attributable to Quest Software, Inc. stockholders	$(0.37)	$0.06	$(0.34)	$0.10
Amortization of purchased technology	0.09	0.06	0.17	0.11
Amortization of other purchased intangible assets	0.05	0.05	0.15	0.09
Stock-based compensation expense	0.06	0.06	0.13	0.14
Pending merger transaction costs	0.55	—	0.62	—
Patent infringement litigation costs	0.00	0.02	0.00	0.02
Acquisition related costs	0.00	0.01	(0.00)	0.01
Retention bonus and severance costs	(0.00)	0.01	(0.00)	0.03
Other income	0.01	(0.00)	0.01	(0.00)
Tax effect of these adjustments	(0.07)	(0.04)	(0.15)	(0.07)
Net loss attributable to noncontrolling interest	(0.00)	—	(0.00)	—

Non-GAAP net income per basic share attributable to Quest Software, Inc. stockholders	$0.32	$0.23	$0.59	$0.43

Shares used in basic per share amounts	84,368	88,320	83,896	90,301

GAAP net income (loss) per fully diluted share attributable to Quest Software, Inc. stockholders	$(0.36)	$0.06	$(0.33)	$0.10
Amortization of purchased technology	0.08	0.06	0.17	0.11
Amortization of other purchased intangible assets	0.05	0.05	0.15	0.09
Stock-based compensation expense	0.06	0.06	0.13	0.14
Pending merger transaction costs	0.54	—	0.61	—
Patent infringement litigation costs	0.00	0.02	0.00	0.02
Acquisition related costs	0.00	0.00	(0.00)	0.00
Retention bonus and severance costs	(0.00)	0.01	(0.00)	0.03
Other income	0.01	(0.00)	0.00	(0.00)
Tax effect of these adjustments	(0.07)	(0.04)	(0.15)	(0.07)
Net loss attributable to noncontrolling interest	(0.00)	—	(0.00)	—

Non-GAAP net income per fully diluted share attributable to Quest Software, Inc. stockholders	$0.31	$0.22	$0.58	$0.42

Shares used in fully diluted per share amounts	86,769	90,363	85,987	92,742

Quest Software Reports Second Quarter 2012 Results – page 11 of 13

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2012
	Sales and Marketing	Research and Development	General and Administrative	Transaction Fees	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$87,277	$45,461	$24,258	$46,426	$4,551	$207,973
Amortization - other purchased intangible assets	—	—	—	—	(4,551)	(4,551)
Stock-based compensation expense	(1,736)	(1,387)	(1,851)	—	—	(4,974)
Pending merger transaction costs	—	—	—	(46,426)	—	(46,426)
Patent infringement litigation costs	—	—	(158)	—	—	(158)
Retention bonus and severance costs	49	—	3	—	—	52
Acquisition related costs	7	—	(228)	—	—	(221)

Non-GAAP operating expenses	$85,597	$44,074	$22,024	$—	$—	$151,695

	Three Months Ended June 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Transaction Fees	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$86,983	$43,117	$28,078	$—	$4,198	$162,376
Amortization - other purchased intangible assets	—	—	—	—	(4,198)	(4,198)
Stock-based compensation expense	(1,682)	(1,614)	(1,958)	—	—	(5,254)
Patent infringement litigation costs	—	—	(1,400)	—	—	(1,400)
Retention bonus and severance costs	(677)	—	(191)	—	—	(868)
Acquisition related costs	—	—	(448)	—	—	(448)

Non-GAAP operating expenses	$84,624	$41,503	$24,081	$—	$—	$150,208

	Six Months Ended June 30, 2012
	Sales and Marketing	Research and Development	General and Administrative	Transaction Fees	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$173,239	$91,835	$51,085	$52,061	$12,842	$381,062
Amortization - other purchased intangible assets	—	—	—	—	(12,842)	(12,842)
Stock-based compensation expense	(3,464)	(2,884)	(4,477)	—	—	(10,825)
Pending merger transaction costs	—	—	—	(52,061)	—	(52,061)
Patent infringement litigation costs	—	—	(316)	—	—	(316)
Retention bonus and severance costs	61	—	(13)	—	—	48
Acquisition related costs	—	(58)	71	—	—	13

Non-GAAP operating expenses	$169,836	$88,893	$46,350	$—	$—	$305,079

	Six Months Ended June 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Transaction Fees	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$168,713	$84,840	$56,271	$—	$7,945	$317,769
Amortization - other purchased intangible assets	—	—	—	—	(7,945)	(7,945)
Stock-based compensation expense	(3,791)	(3,767)	(4,794)	—	—	(12,352)
Patent infringement litigation costs	—	—	(1,769)	—	—	(1,769)
Retention bonus and severance costs	(1,646)	—	(798)	—	—	(2,444)
Acquisition related costs	—	—	(1,255)	—	—	(1,255)

Non-GAAP operating expenses	$163,276	$81,073	$47,655	$—	$—	$292,004

Quest Software Reports Second Quarter 2012 Results – page 12 of 13

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30 2012	December 31 2011
ASSETS
Current assets:
Cash and cash equivalents	$197,356	$192,165
Short-term investments	41,360	36,774
Accounts receivable, net	147,690	201,636
Prepaid expenses and other current assets	54,453	45,846
Deferred income taxes, net	21,382	21,647

Total current assets	462,241	498,068
Property and equipment, net	101,834	94,602
Long-term investments	10,896	24,832
Intangible assets, net	126,843	150,386
Goodwill	864,670	858,444
Deferred income taxes, net	20,123	17,559
Other assets	64,888	55,627

Total assets	$1,651,495	$1,699,518

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$9,367	$11,723
Accrued compensation	55,433	56,148
Other accrued expenses	44,963	42,845
Income taxes payable	8,415	14,482
Loans payable	70,672	91,597
Deferred revenue	366,332	388,788

Total current liabilities	555,182	605,583

Long-term liabilities:
Deferred revenue	109,955	111,050
Income taxes payable	51,299	51,276
Loans payable	33,381	32,133
Other long-term liabilities	7,177	9,942

Total long-term liabilities	201,812	204,401

Total liabilities	756,994	809,984
Redeemable noncontrolling interest	22,000	22,000
Quest Software Inc. stockholders’ equity	859,734	854,585
Noncontrolling interest	12,767	12,949

Total equity	872,501	867,534

Total liabilities and equity	$1,651,495	$1,699,518

Quest Software Reports Second Quarter 2012 Results – page 13 of 13

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$(31,505)	$5,718	$(28,904)	$9,088
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	15,630	13,369	31,381	25,798
Compensation expense associated with stock-based payments	5,191	5,493	11,274	12,906
Impairment losses on intangible assets	195	—	3,560	—
Unrealized foreign currency gains, net	1,978	681	(1,451)	(2,666)
Deferred income taxes	(135)	(75)	271	(296)
Excess tax benefit related to stock-based compensation	(1,136)	(388)	(1,402)	(1,869)
Other non-cash adjustments, net	1,028	356	1,329	924
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(11,494)	(8,889)	54,435	52,704
Prepaid expenses and other current assets	1,063	(1,442)	(1,437)	1,600
Other assets	(435)	562	(567)	2,307
Accounts payable	(1,955)	2,519	325	3,305
Accrued compensation	6,706	4,831	(177)	(5,892)
Other accrued expenses	5,758	(162)	5,373	1,836
Income taxes payable	(6,777)	20,878	(14,459)	20,188
Deferred revenue	(2,938)	1,848	(23,552)	(2,944)
Other liabilities	(385)	(1,090)	(2,962)	(3,139)

Net cash (used in) provided by operating activities	(19,211)	44,209	33,037	113,850

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(3,164)	(18,705)	(10,730)	(89,429)
Purchases of property and equipment	(8,477)	(12,887)	(16,606)	(17,314)
Change in restricted cash	140	3,428	1,077	(7,903)
Purchases of cost method investments	(4,217)	(7,031)	(6,323)	(27,234)
Purchases of investment securities	(5,000)	(1,069)	(11,007)	(5,136)
Sales and maturities of investment securities	14,171	34,501	19,648	63,562
Contributions on equity method investment	(3,500)	—	(5,426)	—
Cash paid for intellectual property	—	(1,500)	—	(1,500)
Change in notes receivable	90	(400)	—	(750)

Net cash used in investing activities	(9,957)	(3,663)	(29,367)	(85,704)

Cash flows from financing activities:
Proceeds from loans payable	1,004	—	1,565	—
Repayment of loans payable	(1,145)	(135)	(21,293)	(238)
Repurchases of common stock	—	(121,386)	—	(205,745)
Repayment of capital lease obligations	(117)	(44)	(248)	(69)
Cash paid for line of credit fees	—	—	—	(500)
Proceeds from the exercise of stock options	8,226	4,677	22,977	24,925
Excess tax benefit related to stock-based compensation	1,136	388	1,402	1,869

Net cash provided by (used in) financing activities	9,104	(116,500)	4,403	(179,758)

Effect of exchange rate changes on cash and cash equivalents	(2,586)	(5,367)	(2,882)	(827)

Net (decrease) increase in cash and cash equivalents	(22,650)	(81,321)	5,191	(152,439)
Cash and cash equivalents, beginning of period	220,006	285,415	192,165	356,533

Cash and cash equivalents, end of period	$197,356	$204,094	$197,356	$204,094